UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania (Address of Principal Executive Offices)	18015-1360
(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 18, 2011, OraSure Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K Report”) with the Securities and Exchange Commission disclosing that the Company, through a wholly-owned subsidiary, had acquired all of the outstanding capital stock of DNA Genotek Inc. (“DNAG”), pursuant to the terms of a Support Agreement dated July 25, 2011. The Company hereby amends the Initial 8-K Report to include the information required by Items 9.01(a) and 9.01(b) of Form 8-K in connection with the DNAG acquisition.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of DNA Genotek Inc. as of December 31, 2010 and 2009 and for each of the years then ended are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of DNA Genotek Inc. as of June 30, 2011 and for the three and six months ended June 30, 2011 and 2010 are attached hereto as Exhibit 99.2 and are incorporated herein by reference

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011 of OraSure Technologies, Inc. and DNA Genotek Inc. are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited financial statements of DNA Genotek Inc. as of December 31, 2010 and 2009 and for each of the years then ended, and the notes related thereto.

99.2	Unaudited financial statements of DNA Genotek Inc. as of June 30, 2011 and for the three and six months ended June 30, 2011 and 2010, and the notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements of OraSure Technologies, Inc. and DNA Genotek Inc. as of June 30, 2011, for the six months ended June 30, 2011, and for the year ended December 31, 2010, and the notes related thereto.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 2, 2011	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited financial statements of DNA Genotek Inc. as of December 31, 2010 and 2009 and for each of the years then ended, and the notes related thereto.

99.2	Unaudited financial statements of DNA Genotek Inc. as of June 30, 2011 and for the three and six months ended June 30, 2011 and 2010, and the notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements of OraSure Technologies, Inc. and DNA Genotek Inc. as of June 30, 2011, for the six months ended June 30, 2011, and for the year ended December 31, 2010, and the notes related thereto.

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